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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-19773 of Dynamex Inc. on Form S-8, of our report dated June 28, 2000 appearing in the Annual Report on From 10-K of Dynamex Inc. for the year ended July 31, 1999.




/s/ BDO Seidman, LLP
--------------------
BDO Seidman, LLP


Dallas, Texas
June 28, 2000